   As filed with the Securities and Exchange Commission on February 16, 2001
                                                      Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -----------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                  -----------
                                ARCH COAL, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                             43-0921172
  (State or other jurisdiction of       (I.R.S. Employer Identification
   incorporation or organization)                     No.)

                            CityPlace One, Suite 300
                           St. Louis, Missouri 63141
                                 (314) 994-2700
  (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

                                Robert G. Jones
                     Vice President--Law & General Counsel
                                Arch Coal, Inc.
                            CityPlace One, Suite 300
                           St. Louis, Missouri 63141
                                 (314) 994-2700
 (Name, address, including ZIP code, and telephone number, including area code, of agent for service)
                                  -----------

                                   Copies to:
            Ronald D. West                          Susan Webster
           David J. Grecco                     Cravath, Swaine & Moore
      Kirkpatrick & Lockhart LLP                   Worldwide Plaza
         1500 Oliver Building                     825 Eighth Avenue
    Pittsburgh, Pennsylvania 15222             New York, New York 10019
            (412) 355-6500                          (212) 474-1000
                                  -----------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-45198
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
 Title of each class of                   Proposed maximum  Proposed maximum
    securities to be       Amount to be    offering price      aggregate         Amount of
       registered         registered (1)   per share (2)   offering price (2) registration fee
----------------------------------------------------------------------------------------------
Common stock, par value
 $.01 per share......... 1,590,265 shares      $19.00         $30,215,035          $7,554

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(1)  Includes 140,265 shares that the underwriter may purchase to cover over-
     allotments.
(2)  Based upon the public offering price.

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

                                EXPLANATORY NOTE

      This registration statement is being filed with respect to the registration of additional shares of Common Stock, par value $.01 per share, of Arch Coal, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the registration statement of the Company (File No. 333-45198), as amended, which was declared effective on February 14, 2001 (the "Earlier Registration Statement"), including the exhibits thereto, are incorporated by reference into this registration statement. The form of prospectus contained in such Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on February 15, 2001.

                                          Arch Coal, Inc.

                                             /s/ Steven F. Leer
                                          By: _________________________________
                                             Steven F. Leer
                                             President and Chief Executive
                                             Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                         Capacity                 Date
              ---------                         --------                 ----

          /s/ Steven F. Leer           President, Chief Executive  February 15, 2001
______________________________________  Officer and Director
            Steven F. Leer              (Principal Executive
                                        Officer)

         /s/ Robert J. Messey          Senior Vice President and   February 15, 2001
______________________________________  Chief Financial Officer
           Robert J. Messey             (Principal Financial
                                        Officer)

          /s/ John W. Lorson           Controller and Chief        February 15, 2001
______________________________________  Accounting Officer
            John W. Lorson

                  *                    Director
______________________________________
           Philip W. Block

                  *                    Director
______________________________________
            James R. Boyd

                  *                    Director
______________________________________
          Thomas L. Feazell

                  *                    Director
______________________________________
           Robert L. Hintz

                  *                    Director
______________________________________
           Douglas H. Hunt

                  *                    Director
______________________________________
           James L. Parker

                  *                    Director
______________________________________
           A. Michael Perry

              Signature                         Capacity                 Date
              ---------                         --------                 ----

                  *                    Director
______________________________________
          Theodore D. Sands

                  *                    Director
______________________________________
      Ignacio Dominguez Urquijo

         /s/ Robert G. Jones                                       February 15, 2001
*By: _________________________________
           Attorney-in-Fact

 Exhibit
   No.                               Description
 -------                             -----------
  5.1    Opinion of Robert G. Jones as to the legality of the shares being registered (filed herewith)

 23.1    Consent of Robert G. Jones (included in Exhibit 5.1)

 23.2    Consent of Ernst & Young LLP (filed herewith)

 24      Power of Attorney (incorporated by reference from the Registration
         Statement on Form S-3 (No. 333-45198) filed with the Securities and
         Exchange Commission September 6, 2000)